UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 19, 2007

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, Floor 5, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On April 19, 2007, the Federal Home Loan Bank of New York ("FHLBNY") issued a President’s Report which included certain information about financial results for the first quarter ended March 31, 2007. The President’s Report is attached hereto as Exhibit 99.1. The FHLBNY does not intend for this information to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall such information be deemed incorporated by reference in any filing under the Exchange Act.

Item 8.01 Other Events.

On April 19, 2007, the Federal Home Loan Bank of New York ("FHLBNY") issued a President’s Report which included an announcement of a dividend declaration by the FHLBNY’s Board of Directors for the first quarter ended March 31, 2007. The President’s Report also included information about the FHLBNY’s compliance with Section 404 of the Sarbanes-Oxley Act. The President’s Report is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

99.1 FHLBNY President’s Report, dated April 19, 2007, announcing certain financial results for the first quarter ended March 31, 2007, the declaration of a dividend for the first quarter, and information about the FHLBNY’s compliance with Section 404 of the Sarbanes-Oxley Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

April 19, 2007	By:	/s/ Patrick A. Morgan

Name: Patrick A. Morgan
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	FHLBNY President’s Report, dated April 19, 2007, announcing certain financial results for the first quarter ended March 31, 2007, the declaration of a dividend for the first quarter, and information about the FHLBNY’s compliance with Section 404 of the Sarbanes-Oxley Act.